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                                                               EXHIBIT 4(f)(3)











                             AMENDED AND RESTATED

                                TRUST AGREEMENT

                                     among

                        MBNA CORPORATION, as Depositor,

                             THE BANK OF NEW YORK,

                             as Property Trustee,

                       THE BANK OF NEW YORK (DELAWARE),

                             as Delaware Trustee,

                                      and

                   THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                        Dated as of [______] [__], 1997

                                MBNA CAPITAL C



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                                MBNA Capital C

      Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                                                           Trust Agreement
Act Section                                                                                   Section
---------------                                                                          ------------
(Section) 310   (a)(1).................................................................   8.7
                (a)(2).................................................................   8.7
                (a)(3).................................................................   8.9
                (a)(4).................................................................   2.7(a)(ii)
                (b)....................................................................   8.8
(Section) 311   (a)....................................................................   8.13
                (b)....................................................................   8.13
(Section) 312   (a)....................................................................   5.7
                (b)....................................................................   5.7
                (c)....................................................................   5.7
(Section) 313   (a)....................................................................   8.14(a)
                (a)(4).................................................................   8.14(b)
                (b)....................................................................   8.14(a)
                (c)....................................................................   10.10
                (d)....................................................................   8.14(b)
(Section) 314   (a)....................................................................   8.15
                (b)....................................................................   Not Applicable
                (c)(1).................................................................   8.16
                (c)(2).................................................................   8.16
                (c)(3).................................................................   Not Applicable
                (d)....................................................................   Not Applicable
                (e)....................................................................   1.1, 8.16
(Section) 315   (a)....................................................................   8.1(a), 8.3(a)
                (b)....................................................................   8.2, 10.10
                (c)....................................................................   8.1(a)
                (d)....................................................................   8.1, 8.3
                (e)....................................................................   Not Applicable
(Section) 316   (a)....................................................................   Not Applicable
                (a)(1)(A)..............................................................   Not Applicable
                (a)(1)(B)..............................................................   Not Applicable
                (a)(2).................................................................   Not Applicable
                (b)....................................................................   5.14
                (c)....................................................................   6.7
(Section) 317   (a)(1).................................................................   Not Applicable
                (a)(2).................................................................   Not Applicable
                (b)....................................................................   5.9
(Section) 318   (a)....................................................................   10.11

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Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.